INTEREST INCOME, NET (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
INTEREST INCOME, NET
Interest income	¥ 769,094		¥ 385,375	¥ 383,116
Interest expense	(14,053)		(6,105)	(188,364)
Bank charges	(11,124)		(18,952)	(30,963)
Others	(433)		(5,751)	(189)
Total	¥ 743,484	$ 107,795	¥ 354,567	¥ 163,600